Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated November 30, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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


                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                  November 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $935.30 per unit at the end of November, up 0.1% from the close of October.

Results for November were essentially flat as many of the markets that has caused problems for the Fund's advisors in October stabilized. Trading in currency, energy, softs and metals markets was profitable, however, trend reversals in some major markets, notably U.S. and global interest rates and stock indices, resulted in losses.

A weakening Euro led to losses in long positions while an appreciating Japanese yen resulted in gains. Global interest rates were unprofitable following interest rate rises in the Euro-zone, U.S. and U.K. Losses were experienced in European bond, short sterling and Treasury bond positions. Trading in stock market indices was unprofitable as losses were incurred in U.S., European and Asian indices.

The price of crude oil rose to levels not seen since the Gulf War. This increase in prices led to significant gains from long positions. Trading in agricultural markets, especially wheat, soybeans, coffee and sugar was mixed. Metals were profitable as aluminum and nickel positions contributed gains to the Fund.

Note from General Partner:

As we approach the new year, we want you to know that the systems that support our business have been updated and deemed to be ready for the millennium change over. We have also been advised by each of the Fund's advisors that they are ready for the new millennium and, notwithstanding extraordinary events, expect to have a smooth transition into the year 2000.



Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                           For the Period November 1,
                            Through November 30, 1999

                                                    Percent
                                                  of Average
                                                  Net Assets

Realized losses from trading        $(1,281,035)     (1.49)%
Change in unrealized gains/losses
   from trading                       1,763,627       2.05
                                    -----------    -------
                                        482,592       0.56
Less, Brokerage commissions
   and clearing fees ($9,611)           412,194       0.48
                                    -----------    -------
Net realized and unrealized
   gains                                 70,398       0.08
Interest Income                         252,917       0.29
                                    -----------    -------
                                        323,315       0.37
                                    -----------    -------
Less, Expenses:
  Management fees                       141,279       0.16
  Incentive fees                         36,776       0.04
  Other expenses                         21,648       0.03
                                    -----------    -------
                                        199,703       0.23
                                    -----------    -------
 Net Income                             123,612       0.14%
                                                   -------
Additions (128.4357 G.P. units
at October 31, 1999 net asset
value per unit of $934.32)              120,000
Additions (13,483.6030 L.P. units
at October 31, 1999 net asset
value per unit of $934.32)           12,598,000
Redemptions (624.3094 L.P. units
at November 30, 1999 net asset
value per unit of $935.30)             (583,917)
                                    -----------
Increase in net assets               12,257,695
Net assets, October 31, 1999         73,557,285
                                    -----------
Net assets, November 30, 1999       $85,814,980
                                    -----------
Net asset value per unit
   ($85,814,980/92,171.9793
   units)                              $931.03
                                   -----------
Redemption value per unit
  (Note 1)                             $935.30
                                   -----------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $935.30.

The net asset value per unit of $931.03 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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